SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 26, 2002


                               Pierre Foods, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



      North Carolina                   0-7277                  56-0945643
--------------------------------  ---------------------  -----------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)         Identification No.)


9990 Princeton Road, Cincinnati, Ohio                             45246
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (513) 874-8741



                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events

         On July 26, 2002, we completed a share exchange with PF Management, Inc. resulting in a management buyout of Pierre Foods, Inc.

         A copy of our press release regarding completion of the share exchange is attached to this current report as Exhibit 99.1 and is incorporated by reference into this Item 5.


Item 7.  Exhibits

         99.1     Press release dated July 26, 2002.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2002
                                       PIERRE FOODS, INC.


                                       By:   /s/ Pamela M. Witters
                                          --------------------------------------
                                             Pamela M. Witters
                                             Chief Financial Officer







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